Exhibit 10.8

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES, AND ANY INTEREST THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS (a) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND (b) A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) OR (III) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS (a) AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT AND IS ACQUIRING THE SECURITIES FOR THEIR OWN ACCOUNT FOR INVESTMENT PURPOSES AND (b) A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THE SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SECURITIES, OR ANY INTEREST THEREIN, IN A BLOCK CONTRARY TO SUCH REQUIREMENT SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON SUCH SECURITIES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SECURITIES.

THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR SIMILAR LAW (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY

PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE.

RAIT FINANCIAL TRUST

7.15% Senior Secured Note due 2018

No. 3	$25,000,000

RAIT Financial Trust, a real estate investment trust organized and existing under the laws of Maryland (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Hare & Co., or registered assigns, the principal sum of Twenty-Five Million and No/100 Dollars ($25,000,000) on October 30, 2018. The Company further promises to pay interest on said principal sum from October 5, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on October 30, January 30, April 30, and July 30 of each year, commencing on October 30, 2011, or if any such day is not a Business Day, on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date until such next succeeding Business Day), except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date, at a fixed rate equal to 7.15% per annum until the principal hereof is paid or duly provided for or made available for payment; provided, that any overdue principal and any overdue installment of interest in excess of thirty (30) days shall bear Additional Interest at a fixed rate equal to 9.15% per annum (to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

The amount of interest payable for any Interest Period will be computed on the basis of a three hundred sixty (360)-day year of twelve thirty (30)-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities and the Trustee not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities may be listed, traded or quoted and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in the Indenture.

Payment of principal of and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal and interest due at the Maturity of this Security shall be made upon surrender of such Securities to the Paying Agent at the Place of Payment, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (the “Securities”) issued under the Indenture, dated as of October 5, 2011 (the “Indenture”), between the Company and Wilmington Trust, National Association, as Trustee (in such capacity, the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Company may at its option, upon not less than fifteen (15) days’ nor more than seventy-five (75) days’ written notice to the Holders of the Securities and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, to but excluding the date fixed as the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than seventy-five (75) days prior to the Redemption Date by the Company from the Outstanding Securities not previously called for redemption.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted and is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar and duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.

This Security shall be construed and enforced in accordance with and governed by the laws of the State of New York without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligations Law).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this 5th day of October, 2011.

RAIT FINANCIAL TRUST

By:	/s/ James J. Sebra
Name:	James J. Sebra
Title:	SVP & CAO

Signature Page to Note 3

This is one of the Securities referred to in the within mentioned Indenture.

Dated: October 5th, 2011

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:	/s/ Joseph Clark
Name:	Joseph Clark
Title:	SVP & CAO

Authentication Page to Note 3

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s Soc. Sec. or tax I.D. No.)

and irrevocably instructs the Securities Registrar to transfer this Security on the Securities Register.

Date:	Your Signature:
Sign exactly as your name appears on the other side of this Security.

The undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(2)	☐	to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(4)	☐	pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature

Assignment Form to Note 3

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________
Notice: To be executed by an executive officer

Assignment Form to Note 3